PRELIMINARY COPY DATED APRIL 17, 2023 – SUBJECT TO COMPLETION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

VIKING THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRELIMINARY COPY DATED APRIL 17, 2023 – SUBJECT TO COMPLETION

VIKING THERAPEUTICS, INC.
9920 Pacific Heights Blvd
Suite 350, San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Tuesday, June 13, 2023
8:00 a.m. Pacific Time
https://web.lumiagm.com/255403211 (password: viking2023)

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Viking Therapeutics, Inc., a Delaware corporation (the “Company”), or any adjournment or postponement thereof. The Annual Meeting will be held virtually, via live webcast at https://web.lumiagm.com/255403211 (password: viking2023), on Tuesday, June 13, 2023, at 8:00 a.m. Pacific Time for the following purposes:

1.
To elect the following nominees as Class II directors to serve until our 2026 Annual Meeting of Stockholders: J. Matthew Singleton and S. Kathy Rouan, Ph.D.;
2.
To ratify the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
3.
To approve, on an advisory basis, the compensation of our named executive officers;
4.
To approve an amendment to our amended and restated certificate of incorporation (the “Charter”) to reflect new Delaware law provisions regarding officer exculpation; and
5.
To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”).

The record date for the Annual Meeting is April 21, 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about April 28, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually, via live webcast at: https://web.lumiagm.com/255403211 (password: viking2023), on Tuesday, June 13, 2023, at 8:00 a.m. Pacific Time.

The accompanying proxy statement and annual report to stockholders are available at http://astproxyportal.com/ast/20061/.

By Order of the Board of Directors

/s/ Lawson Macartney, DVM, Ph.D.
Lawson Macartney, DVM, Ph.D.
Chairperson of the Board

San Diego, California
April 28, 2023

You are cordially invited to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically if you attend the Annual Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote electronically at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

VIKING THERAPEUTICS, INC.
9920 Pacific Heights Blvd
Suite 350, San Diego, CA 92121

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 13, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (our “Board”) of Viking Therapeutics, Inc. (sometimes referred to as “we”, “us”, “Viking” or the “Company”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting virtually and we request that you vote on the proposals described in this proxy statement.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about April 28, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually, via live webcast at https://web.lumiagm.com/255403211 (password: viking2023), on Tuesday, June 13, 2023, at 8:00 a.m. Pacific Time. American Stock Transfer & Trust Company, LLC (“AST”) will host the virtual Annual Meeting and tabulate votes for the meeting.

How do I attend the Annual Meeting online?

Record Holders: Stockholders of record at the close of business on the Record Date (i.e., shares held in holder’s own name in the records of our transfer agent, AST), may attend the virtual Annual Meeting by visiting https://web.lumiagm.com/255403211 (password: viking2023) and entering the 11-digit control number included on the Notice on your proxy card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials. The password for the virtual Annual Meeting is viking2023. Stockholders of record who have misplaced their 11-digit control number, may contact AST at (800) 973-5449.

Beneficial Owners: Beneficial owners at the close of business on the Record Date (i.e., shares held in “street name” through an intermediary, such as a bank, broker or other nominee), must register in advance to attend the virtual Annual Meeting. To register, beneficial owners must obtain a legal proxy from the bank, broker or other nominee that is the record holder of the shares and then submit the legal proxy, along with their respective name and email address, to AST to receive an 11-digit control number. This control number can then be used to access the virtual Annual Meeting site provided above. Please note that any control number that was previously provided with proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting site. All requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5:00 p.m. Pacific Time, on June 2, 2023. All requests should be submitted by email to proxy@astfinancial.com, by facsimile to (718) 765-8730 or by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and we advise you to register as far in advance as possible. Once an 11-digit control number is obtained from AST, please follow the steps set forth above for stockholders of record to attend the virtual Annual Meeting.

We recommend you access the Annual Meeting prior to the start time. Online check-in will begin at 7:30 a.m. Pacific Time. Please allow ample time for the check-in procedures. Technicians will be ready to assist with any technical difficulties prior to the start of the virtual Annual Meeting. Stockholders should call AST at (800) 937-5449 with any questions regarding the virtual Annual Meeting. If you encounter any difficulty accessing the virtual Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Stockholders should also give themselves ample time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [______] shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of common stock will have one vote for each share of common stock they owned as of the close of business on the Record Date.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, AST, then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on the Record Date, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares electronically at the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.

What am I voting on?

There are four matters scheduled for a vote at the Annual Meeting:

•
To elect each of the Class II nominees for director to serve until our 2026 Annual Meeting of Stockholders or until his or her respective successor is duly elected and qualified;
•
To ratify the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; and

•
To approve an amendment to our amended and restated certificate of incorporation (the “Charter”) to reflect new Delaware law provisions regarding officer exculpation.

Will there be any other items of business on the agenda?

Aside from the election of the Class II directors, ratification of the selection of our independent registered public accounting firm, the advisory vote to approve the compensation of our named executive officers and the vote to approve an amendment to the Charter to reflect new Delaware law provisions regarding officer exculpation, our Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

What is our Board’s voting recommendation?

Our Board recommends that you vote your shares:

•
“For” each of the nominees to our Board;
•
“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•
“For” the approval of the compensation of our named executive officers as disclosed in this proxy statement; and
•
“For” the approval of the amendment to the Charter to reflect new Delaware law provisions regarding officer exculpation.

How do I vote?

With respect to the election of the director nominees (Proposal No. 1), you may either vote “For” a nominee or you may “Withhold” your vote for a nominee. For the ratification of our independent registered public accounting firm (Proposal No. 2), the approval of the compensation of our named executive officers (Proposal No. 3) and the approval of the amendment to the Charter (Proposal No. 4), you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the Annual Meeting by attending the Annual Meeting online and following the on-screen voting instructions.

If you do not wish to vote electronically or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:

•
To vote by proxy on the internet, go to “www.voteproxy.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
•
To vote by proxy over the telephone, dial 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•
To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on June 12, 2023 to be counted.

We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. To ensure that your vote is counted, follow the voting instructions in the notice. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

How many votes do I have?

On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on the Record Date for the Annual Meeting.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies for the Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. We may also decide to engage an outside proxy solicitor to assist us in these efforts. No additional compensation will be paid to directors, officers or other regular employees for such services.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•
You may submit another properly completed and executed proxy card with a later date;
•
You may submit a new proxy through the internet by going to “www.voteproxy.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);
•
You may send a written notice that you are revoking your proxy to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121; or

•
You may attend the virtual Annual Meeting and vote electronically. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.

Votes will be counted by the inspector of election appointed for the virtual Annual Meeting.

How are my shares voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•
“For” the election of each of the Class II director nominees;
•
“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•
“For” the approval of the compensation of the named executive officers as disclosed in this proxy statement; and
•
“For” the approval of the amendment to the Charter to reflect new Delaware law provisions regarding officer exculpation.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.

What is a broker non-vote?

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Only the ratification of our independent registered public accounting firm is considered a discretionary matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.

What are the voting requirements that apply to the proposals discussed in this proxy statement?

Proposals	Vote Required	Discretionary Voting Allowed?
1. Election of Directors	Plurality	No
2. Ratification of Independent Registered Public Accounting Firm	Majority Cast	Yes

3. Advisory Vote to Approve the Compensation of our Named Executive Officers	Majority Cast	No
4. Vote to Approve the Amendment to the Charter	Supermajority Vote	No

A “plurality”, with regard to the election of directors, means the nominee receiving the most “For” votes will be elected to our Board. A “majority cast”, with regard to the ratification of our independent registered public accounting firm and the advisory vote to approve the compensation of our named executive officers, means the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal. A “supermajority vote”, with regard to the vote to approve the amendment to the Charter, means that the proposal must be approved by the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of our capital stock entitled to vote thereon.

“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote. As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-votes”.

Accordingly:

•
For the election of the director nominees (Proposal No. 1), the nominees receiving the most “For” votes (from the holders of shares present virtually or represented by proxy and entitled to vote on the election of the director nominees) will be elected. Only votes “For” or “Withheld” will affect the outcome.
•
To be approved, Proposal No. 2, ratification of the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•
To be approved, Proposal No. 3, the advisory vote to approve the compensation of our named executive officers, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•
To be approved, Proposal No. 4, the vote to approve the amendment to the Charter, must receive votes “For” from the holders of at least 66 2/3% of the voting power of all outstanding shares of our capital stock entitled to vote thereon. Abstentions will count as votes “Against” the proposal and broker non-votes are not considered entitled to vote and therefore will have no effect.

The votes on Proposal No. 3 are advisory and non-binding; however, as provided by law, our Board and Compensation Committee will review the results of the votes and, consistent with our record of stockholder engagement, will consider the results in making future decisions concerning executive compensation to approve the compensation of our named executive officers.

What is the effect of abstentions and broker non-votes?

Abstentions: Under Delaware law (under which we are incorporated), withheld votes and abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our amended and restated bylaws (our “Bylaws”) generally provide that stockholder actions are approved if the votes cast for an action exceed the votes cast opposing the action. However, our Charter provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors is required to amend Article VIII of the Charter. Therefore, withheld votes and abstentions will have no effect on Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) and Proposal No. 3 (Advisory Vote to Approve the Compensation of Our Named

Executive Officers). On the other hand, withheld votes and abstentions will have the same effect as a vote Against Proposal No. 4 (Vote to Approve the Amendment to the Charter).

Broker Non-Votes: As a result of a change in rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on named executive officer compensation matters. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1 (Election of Directors), Proposal No. 3 (Advisory Vote to Approve the Compensation of Our Named Executive Officers) and Proposal No. 4 (Vote to Approve the Amendment to the Charter). As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares with respect to Proposals No. 1, 3 or 4, no votes will be cast on your behalf on such proposal. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. The proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 should be considered a discretionary matter. Therefore, your bank, broker or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority of our outstanding shares of common stock are present virtually at the Annual Meeting or represented by proxy. At the close of business on the Record Date, there were [______] shares of common stock outstanding. Thus, a total of [______] shares are entitled to vote at the Annual Meeting and the holders of [______] shares of common stock representing at least [______] votes must be represented at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Who will count the votes?

The votes will be counted, tabulated and certified by AST, the transfer agent and registrar for our common stock.

Do our officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Mr. Singleton and Dr. Rouan each have an interest in Proposal No. 1 (Election of Directors), as each nominee is currently a member of our Board. Members of our Board and our executive officers do not have any interest in Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm). Dr. Lian, our President and Chief Executive Officer, Ms. Mancini, our Chief Operating Officer and Mr. Zante, our Chief Financial Officer, each have an interest in Proposal No. 3 (Approval of the Compensation of the Named Executive Officers), as his or her compensation is subject to this vote. Our executive officers have an interest in Proposal No. 4 (Approval of the amendment to the Charter), as the proposed changes to the Charter would exculpate our executive officers from liability in specific circumstances.

How can I find out the results of the voting at the Annual Meeting?

Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the internet. On or about April 28, 2023, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice. Stockholders may request to receive a full set of printed proxy materials by mail. Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Stockholders may submit proposals on matters appropriate for stockholder action at the 2024 annual meeting of our stockholders (“2024 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2024 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than December 30, 2023 to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121. If you wish to submit a proposal that is not to be included in the proxy materials for our 2024 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than February 14, 2024, but no later than March 15, 2024. However, if the date of the 2024 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, June 13, 2024, to be considered for inclusion in proxy materials for our 2024 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121 a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting of Stockholders. If the date of the 2024 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, June 13, 2024 and you wish to submit a proposal that is not to be included in the proxy materials for our 2024 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2024 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2024 Annual Meeting of Stockholders. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.

For information regarding nominations for director candidates, including a summary of the requirements and applicable deadlines for such nominations, please see “Corporate Governance and Board Matters—Consideration of Director Nominees—Security Holder Nominations” beginning on page 20 of this proxy statement.

EXECUTIVE OFFICERS

Our executive officers are elected by, and serve at the discretion of, our Board. Our executive officers, their ages as of April 28, 2023, and their respective positions and biographies are listed below:

Name	Age	Position(s)
Brian Lian, Ph.D.	57	President and Chief Executive Officer, Director
Marianne Mancini	58	Chief Operating Officer
Greg Zante	52	Chief Financial Officer

Brian Lian, Ph.D. has served as our President and Chief Executive Officer and as a Director since our inception in September 2012. Dr. Lian has over 15 years of experience in the biotechnology and financial services industries. Prior to joining us, he was a Managing Director and Senior Research Analyst at SunTrust Robinson Humphrey, an investment bank, from 2012 to 2013. At SunTrust Robinson Humphrey, he was responsible for coverage of small and mid-cap biotechnology companies with an emphasis on companies in the diabetes, oncology, infectious disease and neurology spaces. Prior to SunTrust Robinson Humphrey, he was Managing Director and Senior Research Analyst at Global Hunter Securities, an investment bank, from 2011 to 2012. Prior to Global Hunter Securities, he was Senior Healthcare Analyst at The Agave Group, LLC, a registered investment advisor, from 2008 to 2011. Prior to The Agave Group, he was an Executive Director and Senior Biotechnology Analyst at CIBC World Markets, an investment bank, from 2006 to 2008. Prior to CIBC, he was a research scientist in small molecule drug discovery at Amgen, a biotechnology company. Prior to Amgen, he was a research scientist at Microcide Pharmaceuticals, a biotechnology company. Dr. Lian has served as a member of the board of directors of Seelos Therapeutics, Inc. since January 2019. Dr. Lian holds a MBA in accounting and finance from Indiana University, an MS and Ph.D. in organic chemistry from The University of Michigan, and a BA in chemistry from Whitman College. We believe that Dr. Lian’s experience in the biotechnology industry, as well as his extensive investment banking and other experience in the financial services industry, provide him with the qualifications and skills to serve as a member of our Board and bring relevant strategic and operational guidance to our Board.

Marianne Mancini has served as our Chief Operating Officer since January 2021. Prior to Ms. Mancini’s appointment as our Chief Operating Officer, Ms. Mancini served as our Senior Vice President of Clinical Operations from March 2018 to January 2021, and as our Vice President of Clinical Operations from May 2015 to March 2018. Ms. Mancini has over 30 years of experience in the pharmaceutical and biotechnology industry focusing on the management and oversight of clinical trials from early stage to late-stage drug development. Prior to joining us, Ms. Mancini was Senior Director of Clinical Operations at Ambit Biosciences Corporation, a company focused primarily on the development of oncology therapies for the treatment of Acute Myeloid Leukemia (AML) from August 2013 to May 2015. Previously, Ms. Mancini was the Senior Director of Clinical Operations at Aires Pharmaceuticals, Inc., a company focused on developing therapies for pulmonary vascular disorders from March 2011 to October 2012. At Arena Pharmaceuticals, Inc., she served as Senior Director of Project Management and Clinical Operations and was also the Project Team Leader for the company’s lead obesity compound, BELVIQ®, from November 2006 to March 2011. Ms. Mancini held management positions at Baxter BioSciences, a division of Baxter Healthcare Corporation, where she was the Global Director of Clinical Operations overseeing the company’s global clinical trials involving coagulation disorders, biosurgery, and critical care from January 1999 to August 2006. She also previously held positions at Genentech from September 1996 to January 1999, Procter & Gamble Pharmaceuticals, Inc. from August 1991 to August 1996, and Phoenix International Life Sciences from April 1990 to July 1991. Ms. Mancini holds a MA in Bioethics from Loyola Marymount University, a MBA from the University of Phoenix, and a BS in Nutritional Sciences from McGill University.

Greg Zante has served as our Chief Financial Officer since January 2021. Prior to Mr. Zante’s appointment as our Chief Financial Officer, Mr. Zante served as our Senior Vice President of Finance from August 2019 to January 2021, and as our Vice President, Finance & Operations from December 2016 to July 2019. Mr. Zante possesses nearly 25 years of financial management experience at public and private companies in the biotechnology and accounting industries. Prior to joining us, Mr. Zante was Chief Financial Officer at Dance Biopharm, Inc., a diabetes-focused biopharmaceutical company, from 2013 to 2016, where he managed the company’s private financing strategy and positioned it for initial public offering activities. Mr. Zante has also previously held senior positions at several biopharmaceutical companies, including Sangamo Therapeutics, Inc. from 2003 to 2013, Calyx Therapeutics Inc. from 2001 to 2003 and Matrix Pharmaceuticals, Inc. from 2000 to 2001. He is a certified public accountant in the State of California and previously served as a senior staff accountant at Ernst & Young. He holds a BA in Business-Economics from the University of California, Los Angeles.

There are no family relationships between or among any of our executive officers or our directors.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of our Board, which currently consists of six members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management.

In accordance with our Charter and our Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•
our class II directors are Mr. Singleton and Dr. Rouan and their term will expire at the Annual Meeting;
•
our class III directors are Dr. Lian and Dr. Macartney and their term will expire at the annual meeting of stockholders to be held in 2024; and
•
our class I directors are Mr. Foehr and Mr. Rowland and their term will expire at the annual meeting of stockholders to be held in 2025.

At each annual meeting of stockholders, the successors to the directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In addition, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control.

The names of our current directors, their ages as of April 28, 2023, director class and biographies are listed below. There are no family relationships between or among any of our directors.

Name	Age	Director Class	Position(s)
Matthew W. Foehr	50	Class I	Director
Charles A. Rowland, Jr.	64	Class I	Director
J. Matthew Singleton	70	Class II	Director
S. Kathy Rouan, Ph.D.	60	Class II	Director
Lawson Macartney, DVM, Ph.D.	65	Class III	Chairperson of our Board
Brian Lian, Ph.D.(1)	57	Class III	President and Chief Executive Officer, Director

_________________

(1) Please see “Executive Officers” on page 9 of this proxy statement for Dr. Lian’s biography.

Matthew W. Foehr has served as a member of our Board since May 2014. He has also served as the President and Chief Executive Officer and a member of the board of directors of OmniAb, Inc. since March 2022. From February 2015 to November 2022, Mr. Foehr served as President and Chief Operating Officer of Ligand Pharmaceuticals Incorporated (“Ligand”), and previously served as Executive Vice President and Chief Operating Officer of Ligand from April 2011 to February 2015. From February 2015 to May 2020, he served on the board of directors of Ritter Pharmaceuticals, Inc. (now named Qualigen Therapeutics, Inc.) and served on its audit committee and Chair of its compensation committee. Mr. Foehr has over 25 years of experience in the pharmaceutical industry, having managed global operations, technology development and research and development programs. From March 2010 to April 2011, he was Vice President and Head of Consumer Dermatology R&D, as well as Acting Chief Scientific Officer of Dermatology, in the Stiefel division of GSK. Following GSK’s $3.6 billion acquisition of Stiefel Laboratories, Inc., a pharmaceutical company, in 2009, Mr. Foehr led the R&D integration of Stiefel into GSK. At Stiefel Laboratories, Inc., Mr. Foehr served as Senior Vice President of Global R&D Operations, Senior Vice President of Product Development & Support, and Vice President of Global Supply Chain Technical Services from January 2007 to March 2010. Prior to Stiefel, Mr. Foehr held various executive roles at Connetics Corporation, a pharmaceutical company, including Senior Vice President of Technical Operations and Vice President of Manufacturing. Early in his career,

Mr. Foehr managed manufacturing activities and worked in process sciences at both LXR Biotechnology Inc. and Berlex Biosciences. He received his BS in Biology from Santa Clara University. We believe that Mr. Foehr’s past service in executive management roles for companies in the pharmaceutical industry and related experience provide him with the qualifications and skills to serve as a member of our Board.

Charles A. Rowland, Jr., MBA, has served as a member of our Board since July 2017. He has served as a member of the board of directors and chair of the audit committee of Generation Bio Co. since July 2018, as a member of the board of directors and chair of the compensation committee of Nabriva Therapeutics, AG since January 2015 and as a member of the board of directors and chair of the audit and compensation committees of Orchard Therapeutics plc since June 2018. From March 2015 to June 2022, Mr. Rowland served as a member of the board of directors and chair of the audit committee of Blueprint Medicines Corporation. From April 2016 to February 2017, he served as president and chief executive officer of Aurinia Pharmaceuticals Inc., and as a member of the board of directors of Aurinia from July 2014 to February 2017. Mr. Rowland previously served as vice president and chief financial officer of ViroPharma Incorporated, an international biopharmaceutical company, from October 2008 until it was acquired by Shire plc in January 2014. Prior to joining ViroPharma, from 2006 to 2008, Mr. Rowland served as executive vice president and chief financial officer, as well as the interim co-chief executive officer, for Endo Pharmaceuticals Inc., a specialty pharmaceutical company with a primary focus in pain management. Mr. Rowland previously held positions of increasing responsibility at Biovail Pharmaceuticals, Inc., Breakaway Technologies, Inc., Pharmacia Corporation, Novartis AG and Bristol-Myers Squibb Co., each a biopharmaceutical company. Mr. Rowland’s past board services include Psioxus Therapeutics from August 2017 to October 2019, Vitae Pharmaceuticals, Inc. from September 2014 to September 2016, BIND Therapeutics, Inc. from May 2014 to July 2016 and Idenix Pharmaceuticals, Inc. from June 2013 to August 2014. Rowland received a B.S. in Accounting from Saint Joseph’s University and an M.B.A. with a finance concentration from Rutgers University. We believe that Mr. Rowland’s financial and business expertise in the life sciences industry provide him with the qualifications and skills to serve as a member of our Board.

J. Matthew Singleton has served as a member of our Board since May 2014. In October 2011, Mr. Singleton retired from his position as Executive Vice President and Chief Financial Officer of CitationAir (formerly CitationShares LLC), a privately held jet services company wholly-owned by Textron Inc., a public industrial conglomerate. He had served in this position since 2000. Mr. Singleton has extensive financial, accounting and transactional experience, including through his role as Managing Director, Executive Vice President and Chief Administrative Officer of CIBC World Markets, an investment banking company, for 20 years, from 1974 to 1994, at Arthur Andersen & Co., a public accounting firm, including as Partner-in-Charge of the Metro New York Audit and Business Advisory Practice, and as a Practice Fellow at the Financial Accounting Standards Board, a private organization responsible for establishing financial accounting reporting standards. From 2003 until 2014, Mr. Singleton served as a director of Cubist Pharmaceuticals Inc., and as Audit Committee Chair beginning in 2004. Mr. Singleton previously served as an independent director of Salomon Reinvestment Company Inc., a privately held investment services company. Mr. Singleton received an AB in Economics from Princeton University and his MBA from New York University with a focus in Accounting. We believe that Mr. Singleton’s financial, accounting and business expertise provide him with the qualifications and skills to serve as a member of our Board, and are of particular importance as we continue to finance our operations.

S. Kathy Rouan, Ph.D. has served as a member of our Board since July 2019. Dr. Rouan is an experienced drug developer and leader with over 30 years of pharmaceutical industry experience. She was appointed Senior Vice President and Head of Projects, Clinical Platforms and Sciences (PCPS) at GlaxoSmithKline plc (GSK) in May 2016, following a 27 year career in a range of discovery and development roles. The PCPS organization within GSK encompasses the Global Clinical Operations, Statistics and Programming, Clinical Pharmacology, GCP Quality, Third Party Resourcing and Project Management functions and includes approximately 1,800 staff in 20 countries. Dr. Rouan was the Head of Research & Development for Stiefel, a dermatology focused subsidiary of GSK, from 2013 to 2016. Dr. Rouan joined GSK in 1989 with a background in Pharmaceutical Sciences focusing on formulation development of protein pharmaceuticals. In 1993, she moved into Project Leadership and Management becoming Vice President and Head of Metabolism and Pulmonary Project Management in 1999. Dr. Rouan continued to lead Projects in a number of therapeutic areas, including Cardiovascular, Immunoinflammation and Gastroenterology therapy areas. In 2007, she led the development, submission and approval of Arzerra (ofatumumab) in refractory chronic lymphocytic leukemia in addition to leading its development in other oncology and autoimmune indications. In 2012, Dr. Rouan became Head of Biopharmaceutical Development responsible for the delivery of GSK’s portfolio of biopharmaceutical medicines. Currently, Dr. Rouan is serving as a non-executive Board member at Code

Biotherapeutics, Inc. She previously served on the board of directors of Navidea Pharmaceuticals, Inc. from 2018 to 2021. Dr. Rouan earned a Ph.D. in Pharmaceutical Sciences from the University of Rhode Island, while conducting her research at Pfizer’s Immunoinflammation Research group in Groton, Connecticut. She holds a B.Pharm., First Class Honours, from the University of London. We believe that Dr. Rouan’s extensive drug development and leadership experience in the pharmaceutical industry provide her with the qualifications and skills to serve as a member on our Board.

Lawson Macartney, DVM, Ph.D., has served as the Chairperson of our Board since May 2015 and as a member of our Board since May 2014. From January 2017 to June 2017, Dr. Macartney served as CEO of Scout Bio Inc., a gene therapy company developing therapies for companion animals. Dr. Macartney serves on the Board of Dechra PLC, an international animal health pharmaceutical company based in the United Kingdom, and on the Supervisory Board of the Netherlands Translational Research Centre, a preclinical biopharmaceutical company based in The Netherlands. He served as President, Chief Executive Officer and a member of the board of directors of Ambrx Inc., a biopharmaceutical company, from February 2013 to June 2015. Prior to Ambrx, Dr. Macartney served at Shire AG, a specialty biopharmaceutical company, as Senior Vice President of the Emerging Business Unit from 2011 to 2013, where he was responsible for discovery initiatives through Phase 3 development of Shire’s Specialty Pharmaceutical portfolio. Prior to joining Shire AG, he served at GSK, a pharmaceutical company, from 1999 to 2011, serving as Senior Vice President of Global Product Strategy and Project/Portfolio Management from 2007 to 2011, as Senior Vice President, Cardiovascular and Metabolic Medicine Development Center from 2004 to 2007, and as Vice President, Global Head of Cardiovascular, Metabolic and Urology Therapeutic Areas from 1999 to 2004. Prior to joining GSK, Dr. Macartney was employed at Astra Pharmaceuticals from 1998 to 1999 in leadership roles in operations, marketing and sales, and served as Executive Director, Commercial Operations at AstraMerck, Inc., a pharmaceutical company, from 1996 to 1998. Dr. Macartney received his Ph.D. from Glasgow University in Scotland in 1982, where he was a Royal Society Research Fellow, and his B.V.M.S. (equivalent to a D.V.M.) in 1979 from Glasgow University Veterinary School. He is also trained in diagnostic pathology and is a Fellow of the Royal College of Pathologists. We believe that Dr. Macartney’s extensive experience in leadership positions at numerous pharmaceutical companies qualifies him to serve on our Board.

CORPORATE GOVERNANCE AND BOARD MATTERS

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of our Board and our Code of Conduct and Ethics described below may be viewed on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters” and “Governance Documents”. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only. Alternately, you can request a copy of any of these documents free of charge by writing to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121.

Director Independence

Under the rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board has determined that Drs. Macartney and Rouan and Messrs. Foehr, Singleton and Rowland are independent directors as defined under the Nasdaq Rules. Dr. Lian is not independent under the Nasdaq Rules as a result of his position as our President and Chief Executive Officer.

Board Leadership Structure

Our Bylaws provide our Board with the discretion to combine or separate the positions of Chairperson of our Board and Chief Executive Officer. Dr. Macartney, who is an independent director, serves as Chairperson of our Board. As a general policy, our Board believes that separation of the positions of Chairperson of our Board and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. We believe that this separation of responsibilities will provide a balanced approach to managing our Board and overseeing the Company. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our overall risk management process. The responsibility for managing risk rests with executive management while the committees of our Board and our Board as a whole participate in the oversight process. Our Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls.

Meetings and Executive Sessions

Our Board meets on a regular basis throughout the year to review significant developments affecting us and to act upon matters requiring its approval. Our Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During fiscal year 2022, (i) our Board met three times and did not take any actions by unanimous written consent, (ii) our audit committee of the Board (the “Audit Committee”) met four times and did not take any actions by unanimous written consent, (iii) our compensation committee of the Board (the “Compensation Committee”) met once and did not take any actions by unanimous written consent, and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) did not meet and did not take any actions by unanimous written consent. None of our directors attended fewer than 75% of the total number of meetings held by our Board and the committees (on which and for the period during which the director served) during fiscal year 2022.

As required under applicable Nasdaq listing standards, our independent directors periodically meet in executive session at which only they are present.

Policy Regarding Board Member Attendance at Annual Meetings

It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders. We expect any of them in attendance to be available to answer appropriate questions from our stockholders. We held one annual meeting of stockholders in fiscal year 2022, and all of the members of our Board as of such date attended the meeting.

Information Regarding Committees of our Board

Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership information as of the date hereof and meetings held in 2022 for each of these committees of our Board:

Name	Audit	Compensation	Nominating and Corporate Governance
J. Matthew Singleton	X*	X
S. Kathy Rouan, Ph.D.			X*
Lawson Macartney, DVM, Ph.D.	X	X	X
Brian Lian, Ph.D.
Matthew W. Foehr
Charles A. Rowland, Jr.	X	X*
Total meetings in 2022	4	1	0

_________________

X Current Committee Member.

* Current Committee Chairperson.

Below is a description of each primary committee of our Board. Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of each of these committees meets the applicable Nasdaq Rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Messrs. Singleton and Rowland and Dr. Macartney, with Mr. Singleton serving as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable Nasdaq Rules and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Mr. Singleton is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include:

•
appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;
•
determining the engagement of our independent registered public accounting firm;

•
prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles, and such independent registered public accounting firm or their affiliates;
•
determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
•
monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
•
reviewing with management and the independent registered public accounting firm any fraud that includes management or employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;
•
establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or other auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•
reviewing management’s efforts to monitor compliance with our policies designed to ensure compliance with laws and rules; and
•
reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary. Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Rowland and Singleton and Dr. Macartney, with Mr. Rowland serving as Chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and SEC rules. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulations Section 1.162-27(3). The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee include:

•
reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) our overall compensation strategies and policies, and reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;

•
determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;
•
determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and senior management;
•
evaluating and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;
•
reviewing and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and senior management;
•
conducting periodic reviews of the base compensation levels of all of our employees generally;
•
reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
•
reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;
•
reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, and reviewing and discussing the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk, at least annually;
•
reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and
•
once we are no longer a smaller reporting company or are otherwise required to prepare and provide a Compensation Discussion and Analysis in our public filings, reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements and our annual meeting proxy statements.

Our Board has adopted a written charter of the Compensation Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”. The Compensation Committee meets from time to time during the year. The agenda for each meeting is usually developed by the Chairperson of the Compensation Committee, in consultation with our Chief Executive Officer and other representatives of senior management and human resources as necessary. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

The Compensation Committee is authorized to retain the services of independent advisers to assist it in carrying out its responsibilities. Since June 2015, Aon, plc (“Aon”) has provided compensation consulting services to assist management and the Compensation Committee in assessing and determining competitive compensation packages. Aon is independent from us, was engaged directly by the Compensation Committee and has received compensation from us only for services provided to the Compensation Committee.

The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our Chief Executive Officer. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except for our Chief Executive Officer. The annual performance of our executive officers is considered by the Compensation Committee when making decisions on setting base salary, targets for and payments under our bonus plan and grants of equity incentive awards. When making decisions on executive officers, the Compensation Committee considers the importance of the position to us, the past salary history of such executive officer and the contributions we expect such executive officer to make to the success of our business going forward.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2022 are described in greater detail in the “Executive Compensation” section of this proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Dr. Rouan and Dr. Macartney, with Dr. Rouan serving as Chairperson of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Rules and all applicable laws. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include:

•
making recommendations to our Board regarding corporate governance issues;
•
identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);
•
determining the minimum qualifications for service on our Board;
•
reviewing and evaluating incumbent directors;
•
instituting and overseeing director orientation and director continuing education programs;
•
serving as a focal point for communication between candidates, non-committee members and our management;
•
recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;
•
making other recommendations to our Board regarding matters relating to the directors;
•
reviewing succession plans for our Chief Executive Officer and our other executive officers; and
•
considering any recommendations for nominees and proposals submitted by stockholders.

Our Board has adopted a written charter of the Nominating and Corporate Governance Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”. The Nominating and Corporate Governance Committee meets from time to time as it deems appropriate or necessary.

The Nominating and Corporate Governance Committee also periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee seeks input from senior management, our Board and others. In assessing our Board, the Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Consideration of Director Nominees

Director Qualifications

There are no specific minimum qualifications that our Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Corporate Governance Committee may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, race, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise and other factors relative to the overall composition of our Board and Board committees, including the following characteristics and factors:

•
the highest ethical standards and integrity and a strong personal reputation;
•
a background that provides experience and achievement in business, finance, biotechnology or other activities relevant to our business and activities;
•
a sound understanding of business strategy, corporate governance and the operations and role of our Board;
•
a willingness to act on and be accountable for our Board and, as applicable, committee decisions;
•
a willingness to act in the best interests of our company and our stockholders;
•
a willingness to assist and support our management;
•
an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;
•
an ability to work effectively and collegially with other individuals;
•
loyalty and commitment to driving our success and creating long-term value for our stockholders;
•
no material personal, financial, professional or familial interest in any of our present or potential competitors;
•
sufficient time to devote to our Board and, as applicable, committee membership and matters; and
•
the independence requirements imposed by the SEC and Nasdaq.

The Nominating and Corporate Governance Committee retains the right to modify these criteria from time to time.

Security Holder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by our security holders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate is recommended by a security holder or not. Security holders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board at the 2024 Annual Meeting of Stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121, no earlier than the close of business on February 14, 2024, but no later than March 15, 2024, unless the meeting date is more than 30 days before or after June 13, 2024, in which case the written recommendation must be received by our Corporate Secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2024 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2024 Annual Meeting of Stockholders. Each written recommendation must set forth, among other information:

•
the name and address of the security holder and any beneficial owner on whose behalf the nomination is being made (the “Recommending Securityholder”);
•
the class, series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by the Recommending Securityholder made as of the date of the written recommendation, and the time period for which such shares have been held;
•
a statement from the Recommending Securityholder as to whether such Recommending Securityholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders;
•
the proposed director candidate’s full legal name, age, business address and residential address;
•
a description of the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;
•
complete biographical information for the proposed director candidate;
•
a description of the proposed director candidate’s qualifications as a director;
•
the class, series and number of shares of our capital stock which are, directly or indirectly, owned of record and beneficially by the proposed director candidate, and the date or dates on which such shares were acquired and the investment intent of such acquisition;
•
a description of all relationships between the Recommending Securityholder and the proposed director candidate, and of all arrangements or understandings between such Recommending Securityholder and the proposed director candidate;
•
any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors in an election contest or that is otherwise required pursuant to Regulation 14A promulgated under the Exchange Act;
•
a statement from the Recommending Securityholder supporting such Recommending Securityholder’s view that the proposed director nominee possesses the minimum qualifications prescribed by us for nominees, and briefly describing the contributions that the proposed director nominee would be expected to make to our Board and to the governance of the Company; and

•
a statement from the Recommending Securityholder whether, in the view of such Recommending Securityholder, the nominee, if elected, would represent all of our stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

Director candidate nominations from security holders must include the written consent of each proposed nominee (1) consenting to be named as a nominee for election to our Board, (2) consenting to serve as a director, if elected, and (3) consenting to be interviewed by the Nominating and Corporate Governance Committee, if the Nominating and Corporate Governance Committee chooses to do so in its discretion. If a proposed director candidate is recommended by a security holder in accordance with the procedural requirements discussed above, our Corporate Secretary will provide the foregoing information to the Nominating and Corporate Governance Committee.

In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 14, 2024, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or after June 13, 2024, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2024 Annual Meeting of Stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of the 2024 Annual Meeting of Stockholders. A nomination that does not comply with the requirements set forth in the Charter and Bylaws will not be considered for presentation at the Annual Meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2024 Annual Meeting of Stockholders.

Evaluating Nominees for Director

Our Nominating and Corporate Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our security holders who submit recommendations in accordance with the requirements set forth above. The Nominating and Corporate Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee will evaluate all nominees for director under the same approach whether they are recommended by security holders or other sources.

The Nominating and Corporate Governance Committee will review candidates for director nominees in the context of the current composition of our Board and committees, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our company, to maintain a balance of knowledge, experience, diversity and capability. In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee may review such director’s overall service to our Board, the committees and our company during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence. In the case of new director candidates, the Nominating and Corporate Governance Committee will also determine whether the nominee must be independent for Nasdaq and SEC purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board.

The Nominating and Corporate Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by security holders, and recommend whether our Board should nominate the proposed director candidate for election by our stockholders.

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the current members and nominees of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 28, 2023)
Board Size:
Total Number of Directors	6
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	4	1	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did not Disclose Demographic Background			1

Board Diversity Matrix (As of April 7, 2022)
Board Size:
Total Number of Directors	6
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	4	1	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did not Disclose Demographic Background			1

Security holder Communications with our Board

Our Board has adopted a formal process by which security holders may communicate with our Board or any of its directors. Our Security holders wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121, Attn.: Corporate Secretary. Each communication must set forth:

•
the name and address of the security holder(s) on whose behalf the communication is sent; and
•
the class, series and number of our shares that are owned beneficially by the security holder(s) as of the date of the communication.

Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to our Board or the individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. These screening procedures have been approved by a majority of the independent members of our Board.

Communications determined by our Corporate Secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis. All communications directed to the Audit Committee in accordance with our “Open Door” Reporting and Non-Retaliation Policy Regarding Accounting and Auditing Matters (the “Open Door Policy”) that relate to questionable accounting, internal accounting controls or auditing matters involving the Company generally will be forwarded to a compliance officer designated by the Audit Committee to receive and review these communications and to the Chairperson of the Audit Committee, in accordance with the terms of the Open Door Policy. All communications directed to the Nominating and Corporate Governance Committee in accordance with our Code of Conduct and Ethics that relate to non-financial matters (including without limitation purported or suspected violations of any law or regulation, our Code of Conduct and Ethics or other policies) will generally be forwarded to a compliance officer designated by the Nominating and Corporate Governance Committee to receive and review these communications and then promptly and directly forwarded by a compliance officer to the Nominating and Corporate Governance Committee or our Board, as appropriate, in accordance with the terms of the Code of Conduct and Ethics.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other employees. We have posted the Code of Conduct and Ethics on our website at http://ir.vikingtherapeutics.com/governance-highlights under “Governance Documents”. The Code of Conduct and Ethics can only be amended by the approval of the Audit Committee and any waiver to the Code of Conduct and Ethics for an executive officer or director may only be granted by our Audit Committee and must be timely disclosed as required by applicable law. We expect that any amendments to the Code of Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Hedging and Pledging Policies

As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and monetization transactions involving our securities. Our insider trading policy does not restrict pledges of securities, but requires that pledges of securities be pre-cleared by an insider trading compliance officer.

EXECUTIVE COMPENSATION

How We Pay for Performance

Our executive officer compensation program is designed to reward achievement of the specific strategic goals that we believe will advance our business strategy and create long-term value for our stockholders. Consistent with our goal of attracting, motivating and retaining a high-caliber executive team, our executive officer compensation program is designed to pay for performance. We utilize compensation elements that meaningfully align our executives’ interests with those of our stockholders to incentivize long-term value creation. The Compensation Committee uses its discretion in determining the appropriate mix of fixed and variable compensation for each executive. As such, a significant portion of our Chief Executive Officer’s and other executive officers’ compensation is at-risk, performance-based compensation, in the form of long-term equity awards, and annual cash incentives that are only earned if we achieve multiple corporate goals. The balance between these components may change from year to year based on corporate strategy, company performance, market forces and company objectives, among other considerations.

Compensation Philosophy and Determination Process

In order to create value for our stockholders, it is critical to attract, motivate and retain key executive officer talent by providing competitive compensation packages. The market for talented individuals in the life sciences industry is highly competitive and is becoming more challenging for employers. Our Board believes our compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our key business mission, goals and objectives. Consequently, our Board believes the substantial majority of executive compensation should be at-risk, performance-based pay to facilitate the successful execution of our business strategy.

Use of Independent Compensation Consultant

The Compensation Committee utilizes Aon as its independent outside compensation consultant to assist with setting executive compensation. The Compensation Committee has sole authority to retain or replace such independent compensation consultants. The Compensation Committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of our stockholders and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals.

Aon provided the following services to the Compensation Committee with respect to our 2022 compensation matters:

•
Reviewed and advised on adjustments to our peer group;
•
Conducted an extensive executive compensation assessment; and
•
Provided key insights on executive and director compensation based on relevant market data.

The Compensation Committee annually assesses whether the work of Aon as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services, if any, to the Company by Aon; (ii) the amount of fees we paid to Aon; (iii) Aon’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Aon or the individual compensation advisors employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any shares of our common stock owned by Aon or the individual compensation advisors employed by the firm. The Compensation Committee has determined, based on its analysis of the above factors, that the work of Aon and the individual compensation advisors employed by Aon as our compensation consultants have not created any conflict of interest.

The Compensation Committee also annually evaluates Aon’s independence and performance under the applicable listing standards of Nasdaq. In 2022, Aon did not provide any other services to us other than the consulting services to the Compensation Committee with respect to compensation matters.

Named Executive Officers

Our named executive officers for the year ended December 31, 2022 are:

•
Brian Lian, Ph.D., our Chief Executive Officer;
•
Marianne Mancini, our Chief Operating Officer; and
•
Greg Zante, our Chief Financial Officer.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our named executive officers for the fiscal years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(l) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)
Brian Lian, Ph.D.	2022	611,800	353,315	3,041,865	1,404,311	—	5,411,291
Chief Executive Officer	2021	594,000	278,000	1,664,600	1,522,519	—	4,059,119
Marianne Mancini	2022	446,000	187,300	792,185	626,539	—	2,052,044
Chief Operating Officer	2021	405,000	138,000	597,400	367,224	—	1,507,624
Greg Zante	2022	425,000	178,500	675,065	432,096	—	1,710,661
Chief Financial Officer	2021	400,000	136,000	491,069	318,261	—	1,345,330

____________

(1) The amounts in this column relate to amounts earned by our named executive officers pursuant to our bonus program described below under “2022 Bonuses”.

(2) These amounts represent the aggregate grant date fair value of restricted stock unit (“RSU”) and performance restricted stock unit (“PRSU”) awards granted to each named executive officer. These amounts do not represent the actual amounts paid to or realized by the named executive officers. The value as of the grant date for the RSU awards and the PRSU awards is calculated based on the number of shares granted and the grant date market price. For PRSU awards, amounts reflect the target number of shares subject to the PRSU award, assuming all performance goals and other requirements are met. The shares subject to each of these PRSU awards granted to our named executive officers in 2021 and 2022 will vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to the applicable PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to the applicable PRSU vesting upon the achievement of all four milestones over a four-year period. Any shares subject to these PRSU awards that are unvested as of the four-year anniversary of the grant date will be forfeited and cancelled.

(3) These amounts represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the named executive officers. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full. As stock-based compensation expense recognized is based on options ultimately expected to vest, the fair value of each employee option grant during the year ended December 31, 2022 was estimated on the date of grant using the Black-Scholes option pricing model. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 10, 2023.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Employment Agreement – President and Chief Executive Officer

We entered into an employment agreement with Brian Lian, Ph.D., as our President and Chief Executive Officer (the “Lian Employment Agreement”), which became effective on June 2, 2014. The Lian Employment Agreement provides that it is subject to automatic renewals for additional one-year periods following June 2, 2015, unless either party gives the other written notice of its or his election to not renew (a “Lian Non-Renewal Notice”). Pursuant to the Lian Employment Agreement, we agreed to nominate Dr. Lian, and to continue to nominate him, to serve as a member of our Board, and Dr. Lian agreed to continue to serve as a member of our Board for as long as he is elected by our stockholders, until his employment with us is terminated. The Lian Employment Agreement provides that Dr. Lian’s base salary is subject to annual review by our Board or Compensation Committee and, if appropriate, shall increase (but not decrease except in certain limited circumstances). Additionally, the Lian Employment Agreement provides that Dr. Lian would be eligible to receive a target annual bonus in an amount equal to 50% of his base salary in effect on June 30th of each calendar year for 2016 and after, which bonus will be based on our financial performance and Dr. Lian’s individual performance, in each case as determined by our Board or Compensation Committee. Dr. Lian’s bonus target was increased to 55% commencing with fiscal year 2020 and his annual base salary for fiscal year 2022 was $611,800. His annual base salary was most recently increased to $615,000, effective as of January 1, 2023.

Under the Lian Employment Agreement, on May 4, 2015, Dr. Lian was granted (1) a stock option to purchase 87,500 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option vested on each one-year anniversary of the date of grant for the next three years, so long as Dr. Lian continued to provide service to us on each applicable vesting date; (2) an award of 87,500 shares of common stock, whereby one-third of the shares subject to the award vested on each one year anniversary of the date of grant for the next three years, so long as Dr. Lian continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award; and (3) an additional award of 16,346 shares of common stock, which were fully vested upon grant (collectively, the “Lian Awards”). The Lian Awards were issued under and subject to the terms and conditions of the 2014 Equity Incentive Plan (the “2014 EIP”).

Dr. Lian’s employment with us is at-will, meaning either we or Dr. Lian may terminate the employment relationship at any time, with or without cause. However, Dr. Lian must provide at least 60 days’ written notice of resignation. If we terminate Dr. Lian’s employment, then, so long as Dr. Lian complies with certain obligations, including execution and delivery of a general release within a specified period of time, we will pay Dr. Lian: (1) his base salary as of the termination date for six months following the termination date, if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or for 12 months in the case of termination other than by a Lian Non-Renewal Notice, for cause, disability or death; (2) six monthly payments if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or 12 monthly payments in the case of termination other than by a Lian Non-Renewal Notice, for cause, disability or death, in each case equal to 1/12 of the amount equal to Dr. Lian’s target annual bonus percentage as of the termination date multiplied by Dr. Lian’s base salary as of such date; and (3) subject to Dr. Lian’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) six months if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or 12 months in the case of termination other than by a Lian Non-Renewal Notice, for cause, disability or death, or (b) until Dr. Lian becomes eligible to enroll in another employer-sponsored group health plan. Additionally, if Dr. Lian’s employment is terminated by us (i) pursuant to a Lian Non-Renewal Notice, disability or death, the outstanding equity awards subject to the Lian Awards that would have vested within six months following the termination date will vest and become fully exercisable as of such termination date, and Dr. Lian will have six months from the termination date to exercise vested options under the Lian Awards (unless they terminate sooner pursuant to their terms), and (ii) other than by a Lian Non-Renewal Notice, for cause, disability or death, the outstanding equity awards subject to the Lian Awards that would have vested within 12 months following the termination date will vest and become fully exercisable as of the termination date, and Dr. Lian will have 12 months from the termination date to exercise vested options under the Lian Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Lian Awards will terminate without compensation therefor on the termination date. Furthermore, if Dr. Lian resigns for good reason, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by a Lian Non-Renewal Notice, for cause, disability or death, as set forth above.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Lian Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Dr. Lian are not assumed or substituted for in accordance with certain conditions, we will pay cash to Dr. Lian on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Dr. Lian’s employment is terminated within 24 months following a change in control, subject to certain conditions, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by a Lian Non-Renewal Notice, for cause, disability or death, as set forth above; however, he will be entitled to such payments for a period of 18 months and the vesting of the Lian Awards will be accelerated by 18 months.

Employment Agreement – Chief Operating Officer

We entered into an employment agreement with Marianne Mancini, initially as our Vice President of Clinical Operations (the “Mancini Employment Agreement”), which became effective on May 21, 2015. The Mancini Employment Agreement provides that it is subject to automatic renewals for additional one-year periods following May 21, 2016, unless either party gives the other written notice of its or her election to not renew. The Mancini Employment Agreement provides that Ms. Mancini’s base salary is subject to annual review by our Chief Executive Officer or our Compensation Committee and, if appropriate, shall increase (but not decrease except in certain limited circumstances). Additionally, the Mancini Employment Agreement provides that Ms. Mancini would be eligible to receive a target annual bonus in an amount equal to 25% of her base salary in effect on June 30th of each calendar year for 2016 and after, which bonus would be based on our financial performance and Ms. Mancini’s individual performance, in each case as determined by our Chief Executive Officer or our Compensation Committee.

Under the Mancini Employment Agreement, on May 21, 2015, Ms. Mancini was granted (1) a stock option to purchase 15,000 shares of our common stock, whereby 25% of the shares subject to the option vested on each one-year anniversary of the date of grant for the next four years, so long as Ms. Mancini continued to provide service to us on each applicable vesting date, and (2) an award of 30,000 shares of restricted common stock units, whereby 25% of the shares subject to the award vested on each one-year anniversary of the date of grant for the next four years, so long as Ms. Mancini continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award (collectively, the “Mancini Awards”). The Mancini Awards were issued under and subject to the terms and conditions of the 2014 EIP.

Ms. Mancini’s employment with us is at-will, meaning either we or Ms. Mancini may terminate the employment relationship at any time, with or without cause. However, Ms. Mancini must provide at least 60 days’ written notice of resignation. If Ms. Mancini’s employment is terminated due to Ms. Mancini’s disability or death, then, so long as Ms. Mancini (or as the case may be, the legal representative of the estate) complies with certain obligations, including execution and delivery of a general release within a specified period of time, (1) we will pay Ms. Mancini: (i) her base salary as of the termination date for three months following the termination date; (ii) three monthly payments, in each case equal to 1/12 of the amount equal to Ms. Mancini’s target annual bonus percentage as of the termination date multiplied by Ms. Mancini’s base salary as of such date; and (iii) subject to Ms. Mancini’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) three months or (b) until Ms. Mancini becomes eligible to enroll in another employer-sponsored group health plan, and (2) outstanding equity awards subject to the Mancini Awards that would have vested within three months following the termination date will vest and become fully exercisable as of the termination date, and Ms. Mancini will have three months from the termination date to exercise vested options under the Mancini Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Mancini Awards will terminate without compensation therefor on the termination date.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Mancini Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Ms. Mancini are not assumed or substituted for in accordance with certain conditions, we will pay cash to Ms. Mancini on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Ms. Mancini’s employment is terminated within 24 months following a change in control, subject to certain conditions, she will be entitled to receive the same payments and accelerated vesting as if she had been terminated as a result of disability or death as set forth above; however, the vesting of the Mancini Awards will be accelerated by 12 months.

In connection with Ms. Mancini’s promotion to our Chief Operating Officer effective January 4, 2021, we issued a promotion letter to Ms. Mancini on November 10, 2020 (the “Mancini Promotion Letter”). Pursuant to the Mancini Promotion Letter, Ms. Mancini’s annual salary was increased to $405,000 and her target bonus level was increased to 40%, effective beginning with the fiscal year 2021. Ms. Mancini’s annual base salary for fiscal year 2022 was $446,000. Her annual base salary was most recently increased to $465,000, effective as of January 1, 2023.

Employment Agreement – Chief Financial Officer

We entered into an employment agreement with Greg Zante, initially as our Vice President of Finance and Operations (the “Zante Employment Agreement”), which became effective on December 30, 2016. The Zante Employment

Agreement provides that it is subject to automatic renewals for additional one-year periods following December 30, 2017, unless either party gives the other written notice of its or his election to not renew (a “Zante Non-Renewal Notice”). The Zante Employment Agreement provides that Mr. Zante’s base salary is subject to annual review by our Chief Executive Officer or our Compensation Committee and, if appropriate, shall increase (but not decrease except in certain limited circumstances). Additionally, the Zante Employment Agreement provides that Mr. Zante would be eligible to receive a target annual bonus in an amount equal to 25% of his base salary in effect on June 30th of each calendar year for 2017 and after, which bonus would be based on our financial performance and Mr. Zante’s individual performance, in each case as determined by our Chief Executive Officer or our Compensation Committee.

Under the Zante Employment Agreement, on December 30, 2016, Mr. Zante was granted (1) a stock option to purchase 40,000 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option vested on each one-year anniversary of the date of grant for the next three years, so long as Mr. Zante continued to provide service to us on each applicable vesting date, and (2) an award of 20,000 shares of restricted common stock units, whereby 25% of the shares subject to the award were vested upon grant and 25% of the shares subject to the award vested on each one-year anniversary of the date of grant for the next three years, so long as Mr. Zante continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award (collectively, the “Zante Awards”). The Zante Awards were issued under and subject to the terms and conditions of the 2014 EIP.

Mr. Zante’s employment with us is at-will, meaning either we or Mr. Zante may terminate the employment relationship at any time, with or without cause. However, Mr. Zante must provide at least 60 days’ written notice of resignation. If we terminate Mr. Zante’s employment pursuant to a Zante Non-Renewal Notice or other than for cause or Mr. Zante resigns for good reason, then, so long as Mr. Zante (or as the case may be, the legal representative of the estate) complies with certain obligations, including execution and delivery of a general release within a specified period of time, (1) we will pay Mr. Zante: (i) his base salary as of the termination date for three months following the termination date; (ii) three monthly payments, in each case equal to 1/12 of the amount equal to Mr. Zante’s target annual bonus percentage as of the termination date multiplied by Mr. Zante’s base salary as of such date; and (iii) subject to Mr. Zante’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) three months or (b) until Mr. Zante becomes eligible to enroll in another employer-sponsored group health plan, and (2) outstanding equity awards subject to the Zante Awards that would have vested within three months following the termination date will vest and become fully exercisable as of the termination date, and Mr. Zante will have three months from the termination date to exercise vested options under the Zante Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Zante Awards will terminate without compensation therefor on the termination date.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Zante Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Mr. Zante are not assumed or substituted for in accordance with certain conditions, we will pay cash to Mr. Zante on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Mr. Zante’s employment is terminated within 24 months following a change in control, subject to certain conditions, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated by a Zante Non-Renewal Notice as set forth above; however, he will be entitled to such payments for a period of 12 months and the vesting of the Zante Awards will be accelerated by 12 months.

In connection with Mr. Zante’s promotion to our Chief Financial Officer effective January 4, 2021, we issued a promotion letter to Mr. Zante on December 15, 2020 (the “Zante Promotion Letter”). Pursuant to the Zante Promotion Letter, Mr. Zante’s annual salary was increased to $400,000 and his target bonus level was increased to 40%, effective beginning with the fiscal year 2021. Mr. Zante’s annual base salary for fiscal year 2022 was $425,000. His annual base salary was most recently increased to $455,000, effective as of January 1, 2023.

2022 Bonuses

On December 16, 2021, our Board adopted corporate performance objectives for the 2022 bonus program for our executive officers based on milestones that primarily included (1) completing enrollment for a certain study for VK2809, (2) executing an interim analysis and proceeding with a certain study for VK2809, (3) completing enrollment for a specified study for VK0214, (4) reporting topline Phase 1 data for a VK2735 study, (5) completing peptide program studies to determine oral availability, (6) completing an exploratory study for VK2809 and a new pipeline compound and (7) hosting an analyst day and maintaining research coverage of a certain number of analysts. There were also stretch goals of (a) reporting certain topline data for a certain study for VK2809, (b) reporting certain topline data for a certain study for VK0214, (c) demonstrating in vivo activity with an oral peptide and (d) achieving meaningful additional achievements. 50% of each named executive officer’s bonus for 2022 was to be based on corporate performance and 50% of the 2022 bonus was to be based on each individual’s performance.

The Compensation Committee determined that 82% of the corporate goals were achieved during 2022 and that certain stretch goals valued at an additional 20% were satisfied during 2022 and further provided for a 3% discretionary increase based on corporate performance during 2022, for a total attainment rate of 105%. The Compensation Committee further determined that each of our named executive officer’s individual performance rating for 2022 was 100%.

Accordingly, on December 6, 2022, the Compensation Committee approved the following bonuses for our named executive officers:

•
a bonus of $353,315 for Dr. Lian;
•
a bonus of $187,300 for Ms. Mancini; and
•
a bonus of $178,500 for Mr. Zante.

The bonus amount awarded to Dr. Lian for 2022 was equal to 57.75% of his base compensation (representing 105% of his target bonus for 2022 of 55% of his base compensation). The bonus amount awarded to Ms. Mancini for 2022 was equal to 42% of her base compensation (representing 105% of her target bonus for 2022 of 40% of her base compensation). The bonus amount awarded to Mr. Zante for 2022 was equal to 42% of his base compensation (representing 105% of his target bonus for 2022 of 40% of his base compensation).

Our Compensation Committee provided all our employees being awarded an annual bonus for fiscal year 2022, including the named executive officers, the option to take up to 50% of his or her 2022 bonus in the form of fully-vested options to purchase shares of our common stock in lieu of cash, whereby the number of options would be based on 115% of the value of his or her 2022 bonus elected to be taken in options using the Black-Scholes Value of the options on the date of grant.

2022 Equity Grants

The Compensation Committee considers equity incentives to be important in aligning the interests of our executive officers with those of our stockholders. On January 3, 2022, our named executive officers were granted PRSU awards under the 2014 EIP with respect to the following number of shares: (i) Dr. Lian was granted a PRSU award with respect to a target of 450,000 shares of our common stock; (ii) Ms. Mancini was granted a PRSU award with respect to a target of 85,000 shares of our common stock and (iii) Mr. Zante was granted a PRSU award with respect to a target of 85,000 shares of our common stock. The shares subject to each of these PRSU awards will vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to the applicable PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to the applicable PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to these PRSU awards that are unvested as of January 3, 2026 will be forfeited and cancelled.

In addition, on January 3, 2022, our named executive officers were granted the following equity awards under the 2014 EIP: (i) Dr. Lian was granted an option to purchase 390,000 shares of common stock and an RSU award with respect to 173,333 shares; (ii) Ms. Mancini was granted an option to purchase 174,000 shares of common stock and an RSU award with respect to 77,333 shares; and (iii) Mr. Zante was granted an option to purchase 120,000 shares of common stock and an RSU award with respect to 53,333 shares. The option grants have an exercise price of $4.88 per share. 25% of the shares of common stock subject to the option granted to each of our named executive officers vested and will vest on each one-year anniversary of the grant date, so long as the applicable named executive officer provides continuous services to our company on and through each applicable vesting date. One-third of the shares of common stock subject to the RSU awards granted to each of our named executive officers vested and will vest on each one-year anniversary of the grant date, so long as the applicable named executive officer provides continuous services to our company on and through each applicable vesting date.

Potential Payments Upon Termination or Change in Control

Our named executive officers will be entitled to receive certain payments and benefits upon termination of his or her employment or a change in control of our company, as described under the section entitled “Employment Agreements” beginning on page 25 of this proxy statement.

Perquisites, Health, Welfare and Retirement Plans and Benefits

Health and Welfare Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as other employees.

Perquisites and Personal Benefits

We do not currently provide perquisites or personal benefits to our named executive officers.

Pension Benefits and Non-Qualified Deferred Compensation

Commencing as of November 30, 2015, we maintain a 401(k) defined contribution plan in which all of our employees age 21 and older and who work, on average, at least 20 hours per week, are entitled to participate. Employees contribute their own funds, as salary deductions, on a pre-tax basis. Contributions will be permitted to be made up to plan limits, subject to government limitations. We do not currently intend to provide full or partial matching contributions under the 401(k) plan.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and our other named executive officers (the “Non-PEO NEOs”) and Company financial performance for the fiscal years listed below. As this is our first year preparing and providing this disclosure, the Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. As a smaller reporting company, the following table sets forth information with respect to the alignment between our executive compensation and our financial performance for the past two fiscal years.

Fiscal Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on Total Stockholder Return (“TSR”)[4] ($)	Net Income ($ Millions)
2022	5,411,291	13,264,512	1,881,353	3,867,364	166.96	(68.9)
2021	4,059,119	2,805,866	1,426,477	1,147,131	81.71	(55.0)

1.
For each of the fiscal years presented in the table above, Brian Lian was our only PEO The individuals comprising the Non-PEO NEOs for each of the fiscal years presented in the table above are listed below.

2021	2022
Marianne Mancini	Marianne Mancini
Greg Zante	Greg Zante

2.
Represents the amount of the CAP to our PEO or the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K, and does not reflect compensation actually earned, realized or received by our PEO or the Non-PEO NEOs during the applicable fiscal year. These amounts reflect the total amount of compensation for our NEOs reported in the Summary Compensation Table, with certain adjustments as described in footnote 3 below.

3.
The following table summarizes the adjustments required to be made to the amounts reported in the Summary Compensation Table for the applicable fiscal year in accordance with Item 402(v) of Regulation S-K in order to determine the amounts shown in the table above as being the CAP. Equity values are calculated in accordance with FASB ASC Topic 718.

Fiscal Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)(a)	Inclusion of Equity Values for PEO ($)(b)	Compensation Actually Paid to PEO ($)
2022	5,411,291	(4,446,176)	12,299,397	13,264,512
2021	4,059,119	(3,187,119)	1,933,866	2,805,866

Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(c)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(d)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,881,353	(1,262,943)	3,248,955	3,867,364
2021	1,426,477	(886,977)	607,631	1,147,131

(a) Represents the aggregate amount of the “Stock Awards” and “Option Awards” columns for our PEO reported in the Summary Compensation Table for the applicable fiscal year.

(b) Amounts reported in this column are derived from the amounts set forth in the following table for the applicable fiscal year:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of the Last Day of the Year for PEO ($)	Change in Fair Value from the Last Day of the Prior Year to the Last Day of the Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from the Last Day of the Prior Year to the Vesting Date of Unvested Equity Awards that Vested During the Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2022	8,750,448	3,011,128	537,821	12,299,397
2021	2,472,781	(633,970)	95,055	1,933,866

(c) Represents the average of the aggregate amount of the “Stock Awards” and “Option Awards” columns for the Non-PEO NEOs reported in the Summary Compensation Table for the applicable fiscal year.

(d) Amounts reported in this column are derived from the amounts set forth in the following table for the applicable fiscal year:

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of the Last Day of the Year for Non-PEO NEOs ($)	Average Change in Fair Value from the Last Day of the Prior Year to the Last Day of the Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from the Last Day of the Prior Year to the Vesting Date of Unvested Equity Awards that Vested During the Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	2,508,346	667,006	73,603	3,248,955
2021	693,542	(113,247)	27,336	607,631

4.
The total stockholder return (the “TSR”) assumes $100 was invested in the Company for the period from the beginning of the measurement period through the end of the listed measurement period. The TSR is calculated by dividing (i) the difference between the stock price at the end of each measurement period shown and the beginning of the measurement period by (ii) the stock price at the beginning of the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between the CAP to PEO and Non-PEO NEOs and the TSR

The following chart sets forth the relationship between the CAP to our PEO, the average of the CAP to our Non-PEO NEOs, and our cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between the CAP to PEO and Non-PEO NEOs and Net Income

The following chart sets forth the relationship between the CAP to our PEO, the average of the CAP to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

Outstanding Equity Awards at December 31, 2022

The following table presents the outstanding option and stock awards held by each of our named executive officers as of December 31, 2022.

Options Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brian Lian, Ph.D.	1/3/2022(2)	—	390,000	$4.88	1/3/2032	—	—	—	—
	1/4/2021(2)	92,250	276,750	$5.80	1/4/2031	—	—	—	—
	1/3/2020(2)	172,500	172,500	$7.77	1/3/2030	—	—	—	—
	1/3/2019(2)	176,666	58,888	$7.58	1/3/2029	—	—	—	—
	1/19/2018	140,000	—	$4.65	1/19/2028	—	—	—	—
	1/5/2017	250,000	—	$1.23	1/5/2027	—	—	—	—
	1/5/2017	34,931	—	$1.23	1/5/2027	—	—	—	—
	3/14/2016	54,336	—	$1.88	3/14/2026	—	—	—	—
	3/4/2016	125,000	—	$2.15	3/4/2026	—	—	—	—
	5/4/2015	87,500	—	$9.49	5/4/2025	—	—	—	—
	1/3/2022(3)	—	—		—	—	—	173,333	$1,629,330
	1/3/2022(4)	—	—		—	—	—	450,000	$4,230,000
	1/4/2021(3)	—	—		—	—	—	109,334	$1,027,740
	1/4/2021(5)	—	—		—	—	—	82,000	$770,800
	1/3/2020(3)	—	—		—	—	—	51,111	$480,443

	1/3/2020(6)	—	—		—	—	—	55,500	$521,700
	1/3/2019(7)	—	—		—	—	—	20,225	$190,115
	2/20/2014(8)	—	—		—	183,095	$1,721,093	—	—
Marianne Mancini	1/3/2022(2)	—	174,000	$4.88	1/3/2032	—	—	—	—
	1/4/2021(9)	30,000	60,000	$5.80	1/4/2031	—	—	—	—
	3/31/2020(2)	9,000	9,000	$4.68	3/31/2030	—	—	—	—
	1/3/2020(2)	27,000	27,000	$7.77	1/3/2030	—	—	—	—
	10/31/2019(2)	3,000	1,000	$6.47	10/31/2029	—	—	—	—
	7/31/2019(9)	10,000	—	$7.69	7/31/2029	—	—	—	—
	1/15/2019(2)	13,225	5,775	$8.52	1/15/2029	—	—	—	—
	8/31/2018(2)	12,500	—	$13.07	8/31/2028	—	—	—	—
	3/30/2018(2)	30,000	—	$4.37	3/30/2028	—	—	—	—
	1/19/2018	24,500	—	$4.65	1/19/2028	—	—	—	—
	8/31/2017	10,000	—	$1.04	8/31/2027	—	—	—	—
	6/30/2017	15,000	—	$1.08	6/30/2027	—	—	—	—
	1/5/2017	23,054	—	$1.23	1/5/2027	—	—	—	—
	1/5/2017	30,000	—	$1.23	1/5/2027	—	—	—	—
	6/30/2016	15,000	—	$1.26	6/30/2026	—	—	—	—
	3/14/2016	4,873	—	$1.88	3/14/2026	—	—	—	—
	3/4/2016	15,000	—	$2.15	3/4/2026	—	—	—	—
	5/21/2015	15,000	—	$9.13	5/21/2025	—	—	—	—
	1/3/2022(3)	—	—		—	—	—	77,333	$779,330
	1/3/2022(10)	—	—		—	—	—	85,000	$799,000
	1/4/2021(3)	—	—		—	—	—	48,667	$457,470
	1/4/2021(11)	—	—		—	—	—	20,000	$188,000
	1/3/2020(3)	—	—		—	—	—	8,000	$75,200
	1/3/2020(12)	—	–		—	–	–	6,666	$62,660
	1/15/2019(7)	—	—		—	—	—	1,984	$18,650
Greg Zante	1/3/2022(2)	—	120,000	$4.88	1/3/2032	—	—	—	—
	1/4/2021(9)	26,000	52,000	$5.80	1/4/2031	—	—	—	—
	3/31/2020(2)	8,500	8,500	$4.68	3/31/2030	—	—	—	—
	1/3/2020(2)	25,500	25,500	$7.77	1/3/2030	—	—	—	—
	7/31/2019(2)	42,000	—	$7.69	7/31/2029	—	—	—	—
	1/15/2019(2)	24,000	8,000	$8.52	1/152029	—	—	—	—
	8/31/2018(2)	7,500	—	$13.07	8/31/2028	—	—	—	—
	4/30/2018(2)	7,500	—	$4.12	4/30/2028	—	—	—	—
	1/19/2018	12,250	—	$4.65	1/19/2028	—	—	—	—
	1/3/2022(3)	—	—		—	—	—	53,333	$501,330
	1/3/2022(10)	—	—		—	—	—	85,000	$799,000
	1/4/2021(3)	—	—		—	—	—	43,112	$405,253
	1/4/2021(13)	—	—		—	—	—	13,334	$125,340
	1/3/2020(3)	—	—		—	—	—	7,556	$71,026
	1/3/2020(12)	—	—		—	—	—	6,666	$62,660

____________

(1) Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $9.40, the closing price of our common stock on December 30, 2022, as reported on the Nasdaq Capital Market.

(2) The shares subject to this stock option vest over a four-year period, with 25% of the shares subject to the option vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable. Each option award remains exercisable until it expires ten years from the date of grant subject to earlier expiration following termination of employment.

(3) The shares subject to this restricted stock unit award vest over a three-year period, with one-third of the shares subject to the restricted stock unit award vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable.

(4) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 450,000 shares and the grant date fair value of such 450,000 shares was $2,196,000. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

(5) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 123,000 shares and the grant date fair value of such 123,000 shares was $713,400. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

(6) Represents the target (and maximum) number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target (and maximum) number of shares issuable pursuant to this PRSU award was 166,500 shares and the grant date fair value of such 166,500 shares was $1,293,705. Any shares subject to this PRSU award that are actually earned will range from 33.33%-100% of target based on the achievement of certain non-financial performance goals, with 33.33% of the shares subject to this PRSU award vesting upon the achievement of one of four performance goals (for a maximum of 100% of the shares). Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 55,500 shares subject to this PRSU award vested on each of September 15, 2020 and September 28, 2021.

(7) The shares subject to this restricted stock unit award vest over a four-year period, with one-fourth of the shares subject to the restricted stock unit award vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable.

(8) These shares are subject to a repurchase option and vest upon the achievement of a milestone set forth in the Common Stock Purchase Agreement, as amended, pursuant to which these shares were issued.

(9) The shares subject to this stock option vest over a three-year period, with one-third of the shares subject to the option vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable. Each option award remains exercisable until it expires ten years from the date of grant subject to earlier expiration following termination of employment.

(10) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 85,000 shares and the grant date fair value of such 85,000 shares was $414,800. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

(11) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 30,000 shares and the grant date fair value of such 30,000 shares was $174,000. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

(12) Represents the target (and maximum) number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target (and maximum) number of shares issuable pursuant to this PRSU award was 20,000 shares and the grant date fair value of such 20,000 shares was $155,400. Any shares subject to this PRSU award that are actually earned will range from 33.33%-100% of target based on the achievement of certain non-financial performance goals, with 33.33% of the shares subject to this PRSU award vesting upon the achievement of one of four performance goals (for a maximum of 100% of the shares). Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled. 6,667 shares subject to this PRSU award vested on each of September 15, 2020 and September 28, 2021.

(13) Represents the target number of shares issuable pursuant to this PRSU award, assuming all performance goals and other requirements are met. The target number of shares issuable pursuant to this PRSU award was 20,000 shares and the grant date fair value of such 20,000 shares was $116,000. Any shares subject to this PRSU award shall vest upon our company achieving the applicable milestone, with 100% of the target number of shares subject to this PRSU award vesting upon the achievement of three of the milestones over a four-year period and 133.3% of the target number of shares subject to this PRSU award vesting upon the achievement of all four milestones over a four-year period. Any shares subject to this PRSU award that are unvested as of the four-year anniversary of the grant date of this PRSU award will be forfeited and cancelled.

Non-Employee Director Compensation

Our Board has adopted a compensation policy for our non-employee directors that consists of annual retainer fees and long-term equity awards. Under this policy, each non-employee director is entitled to receive an annual retainer of $38,000. The Chairperson of our Board is entitled to receive an additional annual retainer of $32,800, the Chairperson of the Audit Committee is entitled to receive an additional annual retainer of $16,650, the Chairperson of the Compensation Committee is entitled to receive an additional annual retainer of $11,350 and the Chairperson of the Nominating and Corporate Governance Committee is entitled to receive an additional annual retainer of $9,280. Each other member of the Audit Committee is entitled to receive an additional annual retainer of $8,900, each other member of the Compensation Committee is entitled to receive an additional annual retainer of $6,750 and each other member of the Nominating and Corporate Governance Committee is entitled to receive an additional annual retainer of $4,900. All cash retainers will be earned on a quarterly basis based on a calendar quarter, and, if applicable, will be prorated for the portion of the calendar quarter during which such non-employee director actually serves on our Board or a committee thereof, and will be paid in arrears no later than the 30th day following the end of each calendar quarter.

In addition to cash fees, each non-employee director will be granted on the first business day of each calendar year a stock option to purchase 22,000 shares of our common stock. If a non-employee director joins our Board other than at an annual meeting of our stockholders, such non-employee director will be granted on the date such individual first becomes appointed or elected as a non-employee director (1) a stock option to purchase 44,000 shares of our common stock, and (2) a stock option to purchase 22,000 shares of our common stock, reduced pro rata for each day prior to the date of grant that has elapsed since January 1st of the year in which the individual first becomes a non-employee director. Annual equity awards and equity awards granted to new non-employee directors will vest in full on the one-year anniversary of the applicable date of grant, subject to the director’s continuous service through such date.

Each initial equity award and each annual equity award will have a maximum term of ten years and are made in the form of nonstatutory stock options. For any non-employee director serving at the time of a change in control of our company (as defined in our 2014 EIP), all then-outstanding and unvested compensatory equity awards granted under the non-employee director compensation policy would become fully vested and exercisable, if applicable, immediately prior to the change in control.

The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year ended December 31, 2022.

Name(1)	Fees Earned or Paid in Cash	Option Awards(2)(3)	Total
J. Matthew Singleton(4)	$ 61,400	$ 70,203	$ 131,603
S. Kathy Rouan(5)	$ 47,280	$ 70,203	$ 117,483
Matthew W. Foehr(6)	$ 38,000	$ 70,203	$ 108,203
Charles A. Rowland, Jr.(7)	$ 58,250	$ 70,203	$ 128,453
Lawson Macartney, DVM, Ph.D.(8)	$ 91,350	$ 70,203	$ 161,553

____________

(1) Brian Lian, Ph.D., our President and Chief Executive Officer and a named executive officer, is not included in this table as he is an employee of ours and therefore receives no compensation for his service as a director. Dr. Lian’s compensation is included in the section entitled “Summary Compensation Table” on page 25 of this proxy statement.

(2) On January 3, 2022, each of our then-current non-employee directors received an unvested option to purchase 22,000 shares of our common stock, which became fully vested on January 4, 2023.

(3) These amounts represent the aggregate grant date fair value of option awards granted to each listed director in 2022, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the directors during 2022. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full. As stock-based compensation expense recognized is based on options ultimately expected to vest, the fair value of each non-employee director option grant during the year ended December 31, 2022 was estimated on the date of grant using the Black-Scholes option pricing model. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 10, 2023.

(4) As of December 31, 2022, Mr. Singleton held options to purchase an aggregate of 156,786 shares of our common stock.

(5) As of December 31, 2022, Dr. Rouan held options to purchase an aggregate of 121,000 shares of our common stock.

(6) As of December 31, 2022, Mr. Foehr held options to purchase an aggregate of 156,786 shares of our common stock.

(7) As of December 31, 2022, Mr. Rowland held options to purchase an aggregate of 144,000 shares of our common stock.

(8) As of December 31, 2022, Dr. Macartney held options to purchase an aggregate of 156,786 shares of our common stock.

AUDIT RELATED MATTERS

Audit Committee Report

The following is the Audit Committee’s report submitted to our Board for fiscal year 2022.

The Audit Committee has:

•
reviewed and discussed our audited financial statements with management and Marcum LLP, our independent registered public accounting firm;
•
discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
received from Marcum LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Marcum LLP as part of the Audit Committee’s quarterly meetings.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee also has selected and engaged Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and is seeking ratification of the selection by our stockholders.

Audit Committee
J. Matthew Singleton
Lawson Macartney, DVM, Ph.D.
Charles A. Rowland, Jr.

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Marcum LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.

The Audit Committee has determined that the rendering of the services other than audit services by Marcum LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2022 and December 31, 2021 by Marcum LLP, our independent registered public accounting firm for such periods. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2022	2021
Audit Fees(l)	$ 191,983	$ 188,372
Audit-Related Fees(2)	33,470	28,225
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$ 225,453	$ 216,597

____________

(1) Audit fees consist of fees billed for services rendered for the audit of our annual financial statements, including review of the interim financial statements included in quarterly reports.

(2) Audit-related fees consist of fees for assurance and related services that are traditionally performed by our independent registered public accounting firm and include fees reasonably related to the performance of the audit or review of our financial statements and not reported under the caption “Audit Fees” and includes review of our registration statements for our public offerings of securities, and related services that are not normally provided in connection with statutory and regulatory filings or engagements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

The term of office of the two Class II directors expires in 2023. Based on the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated J. Matthew Singleton and S. Kathy Rouan for election to our Board as the Class II directors. If elected at the Annual Meeting, each of Mr. Singleton and Dr. Rouan would serve until the 2026 Annual Meeting of Stockholders and until his or her respective successor is elected and qualified or, if sooner, until his or her respective death, resignation or removal. Under this standard, a “plurality” means the two nominees receiving the most “For” votes will be elected to our Board.

Nominees

The Nominating and Corporate Governance Committee recommended, and our Board nominated, the following individuals for election for a three-year term expiring at the 2026 Annual Meeting of Stockholders:

Nominee	Term in Office
J. Matthew Singleton	Continuing in Office Until the 2026 Annual Meeting of the Stockholders
S. Kathy Rouan, Ph.D.	Continuing in Office Until the 2026 Annual Meeting of the Stockholders

Each of the nominees has agreed to serve as a director if elected. We have no reason to believe that the nominees will be unable to serve. The section titled “Board of Directors” beginning on page 11 of this proxy statement contains the nominees’ biographies.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

The following directors will remain in office until the date specified below:

Current Directors	Class and Remaining Term in Office
Brian Lian, Ph.D.	Class III - Continuing in Office Until the 2024 Annual Meeting of the Stockholders
Lawson Macartney, DVM, Ph.D.	Class III - Continuing in Office Until the 2024 Annual Meeting of the Stockholders
Matthew W. Foehr	Class I - Continuing in Office Until the 2025 Annual Meeting of the Stockholders
Charles A. Rowland, Jr.	Class I - Continuing in Office Until the 2025 Annual Meeting of the Stockholders

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Marcum LLP was appointed as our independent registered public accounting firm in April 2014 and has reported on our financial statements for years 2012 to 2022. The decision to select Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was recommended by our Audit Committee and approved by our Board.

Representatives of Marcum LLP are expected to be present at the Annual Meeting. The representatives of Marcum LLP will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Although our stockholders are not required to ratify the selection of Marcum LLP as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by stockholders, the affirmative vote of the holders of a majority of the votes cast by shares present in person or represented by proxy at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 3

ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS

Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this proxy statement. This proposal is commonly referred to as a “say-on-pay” proposal. In accordance with the results of the advisory vote held at our 2021 annual meeting of stockholders on the frequency of future say-on-pay votes, we are conducting say-on-pay votes every year. After the Annual Meeting, our next say-on-pay vote will be held at our 2024 annual meeting of stockholders.

Although the vote is non-binding, our Compensation Committee and our Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the “Executive Compensation” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. Our executive compensation contains elements of cash and equity-based compensation, including performance-based awards. We urge stockholders to read the “Executive Compensation” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. Our Compensation Committee and our Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT TO THE CHARTER TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this update, we are proposing to amend the Charter to add a provision exculpating certain of our officers from liability in specific circumstances, as permitted by Delaware law. The new Delaware legislation only permits, and our proposed amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the corporation) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in our company being able to attract and retain quality officers to work on its behalf.

Our Board has approved and recommends that our stockholders approve an amendment to the Charter to add a new paragraph to Article VIII of the Charter, which shall read in its entirety as follows:

“C. To the fullest extent permitted by the DGCL, as it presently exists or as may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of the foregoing sentences shall not adversely affect any right or protection of an officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”

The description in this Proposal No. 4 of the proposed amendment to the Charter is qualified in its entirety by, and should be read in conjunction with, the actual text of the change to the Charter that would be implemented upon stockholder approval of this Proposal No. 4 that is marked in Article VIII of the Charter attached as Appendix A.

Reasons for Approving the Amendment to the Charter

The Nominating and Corporate Governance Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Further, the Nominating and Corporate Governance Committee noted that the proposed provision would not negatively impact stockholder rights. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Nominating and Corporate Governance Committee believes would accrue to us and our stockholders in the form of an enhanced ability to attract and retain talented officers, the Nominating and Corporate Governance Committee recommended to our Board an amendment to the Charter to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, our Board determined that it is in the best interests of Viking and our stockholders to amend the Charter as described herein.

Vote Required; Board Recommendation

The approval of the amendment to the Charter to reflect new Delaware law provisions regarding officer exculpation requires an affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of our capital stock entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. If this Proposal No. 4 is approved by our stockholders, we intend to promptly file the amendment to the Charter with the changes to Article VIII of the Certificate of Incorporation as set forth on Appendix A with the Secretary of State of the State of Delaware.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CHARTER TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 16, 2023, with respect to the beneficial ownership of shares of our common stock by:

•
each of our directors;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known to us to be the beneficial owner of more than five percent of our common stock.

This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any other beneficial owner of more than five percent of our common stock as of April 16, 2023. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 99,581,693 shares of common stock outstanding as of April 16, 2023, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before June 15, 2023, which is 60 days after April 16, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121.

Name of Beneficial Owner	Beneficial Ownership of Common Stock Number of Shares	Percent of Class(1)
Named Executive Officers and Directors:
Brian Lian, Ph.D.(2)	3,264,551	3.2%
Marianne Mancini(3)	291,205	*
Greg Zante(4)	13,250	*
Matthew W. Foehr(5)	268,036	*
Lawson Macartney, DVM, Ph.D.(6)	204,751	*
S. Kathy Rouan, Ph.D.(7)	121,000	*
Charles A. Rowland, Jr.(8)	174,000	*
J. Matthew Singleton(9)	166,286	*
All current executive officers and directors as a group (8 persons)(10)	4,503,079	4.4%
Greater than 5% Stockholders:
FMR LLC(11)	10,922,747	11.0%

____________

* Less than one percent.

(1) For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the number of shares of common stock outstanding as of April 16, 2023, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after April 16, 2023.

(2) Consists of: (a) 2,054,168 shares of common stock owned directly, of which 1,871,073 are vested or will vest within 60 days of April 16, 2023, and (b) 1,210,383 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(3) Consists of: (a) 121,205 shares of common stock owned directly, and (b) 170,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(4) Consists of: (a) 1,500 shares of common stock owned directly, and (b) 11,750 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(5) Consists of: (a) 111,250 shares of common stock owned directly, and (b) 156,786 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(6) Consists of: (a) 47,965 shares of common stock owned directly, and (b) 156,786 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(7) Consists of 121,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(8) Consists of: (a) 30,000 shares of common stock owned directly, and (b) 144,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(9) Consists of: (a) 9,500 shares of common stock owned directly, and (b) 156,786 shares of common stock issuable upon exercise of options exercisable within 60 days of April 16, 2023.

(10) Consists of shares included under “Named Executive Officers and Directors”.

(11) FMR LLC (“FMR”) filed a Schedule 13G with the Securities and Exchange Commission on April 10, 2023, reporting that it had sole voting power with respect to 10,921,578 shares of common stock and sole dispositive power with respect to 10,922,747 shares of common stock in its capacity as a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. FMR’s address is 245 Summer Street, Boston, Massachusetts 02210.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2022 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2022. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	6,741,373	$ 4.17(2)	9,877,604(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	6,741,373	$ 4.17	9,877,604

____________

(1) Comprised of the 2014 EIP and the 2014 Employee Stock Purchase Plan (the “2014 ESPP”).

(2) Represents the weighted-average exercise price of outstanding options to purchase common stock granted pursuant to the 2014 EIP. The weighted-average exercise price does not take into account 1,583,516 shares of common stock subject to outstanding unvested restricted stock unit awards granted pursuant to the 2014 EIP.

(3) Comprised solely of 6,228,558 shares subject to awards available for future issuance under the 2014 EIP and 3,649,046 shares of common stock available for future issuance under the 2014 ESPP, in each case as of December 31, 2022. Pursuant to the terms of the 2014 EIP, the share reserve of the 2014 EIP will automatically increase on January 1st, through fiscal 2024, by 3.5% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year. Pursuant to the terms of the 2014 ESPP, the share reserve of the 2014 ESPP will automatically increase on January 1st, through fiscal 2024, by 1% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year.

(4) As of December 31, 2022, we did not have any equity compensation plans that were not approved by our stockholders.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. A related person is any individual who is, or who has been since the beginning of our last fiscal year, one of our directors or executive officers, or a nominee to become one of our directors, or any person known to be the beneficial owner of more than 5% of any class of our voting securities, or any immediate family member of any of the foregoing persons. Additionally, any firm, corporation or other entity by which any of the foregoing persons is employed or in which such person is a general partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, will also be deemed to be a related person. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. As provided by the charter of our Audit Committee, our Audit Committee is responsible for reviewing and approving in advance any related party transaction.

Transactions with Related Persons

In addition to the director and executive officer compensation arrangements discussed in the section of this proxy statement entitled “Executive Compensation,” the following is a summary of material provisions of transactions since January 1, 2022 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our common stock, or their immediate family members, have had or will have a direct or indirect material interest.

Agreements with Ligand

On May 21, 2014, we entered into a master license agreement with Ligand (the “Master License Agreement”), which previously held greater than 5% of our outstanding common stock, pursuant to which Ligand granted us worldwide rights under (1) patents related to TRß Compounds, SARM Compounds, FBPase Compounds, EPOR Compounds and DGAT-1 Compounds; (2) related know-how controlled by Ligand; and (3) physical quantities of TRß, SARM, FBPase, EPOR and DGAT-1 Compounds. Pursuant to a management rights letter between us and Ligand, dated May 21, 2014, Ligand had the right to nominate one individual for election to our Board so long as Ligand held at least 7.5% of our outstanding voting stock. Matthew W. Foehr, Ligand’s former President and Chief Operating Officer, is a current member of our Board that was initially nominated by Ligand. On March 30, 2023, Ligand filed a Schedule 13D/A indicating that it ceases to hold greater than 5% of our outstanding common stock.

Limitation of Liability and Indemnification of Officers and Directors

Our Charter and our Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except for liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the General Corporation Law of the State of Delaware (the “DGCL”); and

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

If Proposal No. 4 (approval of the amendment to the Charter to reflect new Delaware law provisions regarding officer exculpation) is approved by the requisite stockholders at the Annual Meeting, then our Charter will also provide that, to the fullest extent permitted by the DGCL, our officers shall not be personally liable to our company or our stockholders for monetary damages for breach of fiduciary duty as an as an officer of our Company.

Our Charter provides that we will, under certain circumstances, indemnify our directors, officers, employees or agents, subject to any provisions contained in our Bylaws. Our Bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was or is made a party or is threatened to be made a party to, or is otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was one of our directors or officers, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including, among other things, attorney’s fees and amounts paid in settlement) reasonably incurred or suffered by such director, officer, employee or agent in connection therewith, subject to certain conditions. Our Bylaws also provide us with the power to, to the extent authorized by our Board, grant rights to indemnification and to advancement of expenses to any of our employees or agents to the fullest extent indemnification may be granted to our directors and officers. In addition, our Bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to certain exceptions.

Further, we have indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding, subject to certain exceptions. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our Charter, our Bylaws and in indemnification agreements that we entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Our Bylaws provide that we may purchase and maintain insurance, at our expense, to protect us and any person who is or was a director, officer, employee or agent of us or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the DGCL. We maintain insurance under which, subject to the limitations of the insurance policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials (a “Notice”) or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or us. Direct your written request to our Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121 or contact our Corporate Secretary at (858) 704-4660. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their broker or our Corporate Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice to a stockholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS

This proxy statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this proxy statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.

Any statement contained herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and copies of the definitive agreements summarized in this proxy statement, are available without charge upon written request to: Corporate Secretary, c/o Viking Therapeutics, Inc., 9920 Pacific Heights Blvd, Suite 350, San Diego, CA 92121.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who failed to file a timely required report during the most recent fiscal year. Based solely upon our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2022, all Section 16(a) filing requirements were satisfied on a timely basis, except for one Form 4 for Marianne Mancini reporting that shares of our common stock were withheld by us on January 15, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Ms. Mancini, which withholding was inadvertently reported late on a Form 4 filed on February 11, 2022.

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Lawson Macartney, DVM, Ph.D.
Lawson Macartney, DVM, Ph.D.
Chairperson of the Board

April 28, 2023

You are cordially invited to attend the annual meeting virtually. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically if you attend the meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote electronically at the meeting, you must obtain a proxy issued in your name from that record holder.

1

ANNUAL MEETING OF STOCKHOLDERS OF

VIKING THERAPEUTICS, INC.

June 13, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/255403211 (password: viking2023) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20061/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20230303000000000000 8 050923

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTOR NOMINEES FOR CLASS II (term to expire in 2026):

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ J. Matthew Singleton
○ S. Kathy Rouan, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the recommendations of the Board of Directors.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment of postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

Appendix A – Proposed Amendment to Article VIII of the Charter

The following language shows the changes to the Certificate of Incorporation that would result from the proposed amendment to reflect new Delaware law provisions regarding officer exculpation, if approved, with additions indicated by underlining.

ARTICLE VIII

A. To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

C. To the fullest extent permitted by the DGCL, as it presently exists or as may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of the foregoing sentences shall not adversely affect any right or protection of an officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

A-1